PINNACLE WEST
CAPITAL CORPORATION

Analyst Presentations
Boston and New York
April 10-11, 2001

Forward-Looking Statements

This presentation contains forward-looking statements based on current expectations and we assume no obligation to update these statements. A number of factors could cause future results to differ materially from historical results, or from results or outcomes currently expected or sought by us. These factors include the ongoing restructuring of the electric industry; the outcome of regulatory and legislative proceedings relating to the restructuring; regional economic and market conditions, including the California energy situation; the cost of debt and equity capital; the successful completion of our generation expansion program; and the strength of the real estate market. For a detailed discussion of these and other important factors affecting us, please see "Financial Review" in our Form 10-K for the fiscal year ended December 31, 2000 and our Form 8-K filings with the Securities and Exchange Commission.

Pinnacle West
Presentation Agenda

- Top-tier earnings growth
- Western market growth and issues
- Power marketing and hedging
- Regulated delivery issues
- Generation operations and expansion
- Other subsidiaries overview
- Financial objectives and results
- Chairman's comments

Operations Review

Western Power Markets
Procurement Risk
APS Regulated Delivery

Agenda

- Western Market Issues
- Transmission Issues
- Western Power Price Outlook
- Electric and Gas Hedges
- Regulated Delivery Business

Superior Growth in Western Markets

*Job Growth**



1
2
3
4
5
6
7
8
9
10

* State rankings in 2000

Population Growth



3.0%
2.0%
1.0%
0.0%
0.9%
1.7%
2.6%
U.S.
West
Arizona

* Projected Census Data

Pinnacle West
Western Market Positioning



- Owned generation
- New generation under construction
- Measured trading function
- Geographical position
- Regional transmission organization
- Defined and rigid credit analysis

Pinnacle West Credit Exposure
California Electric Utilities

- Ongoing evaluation
- Various types of relationships
- Currently no material adverse effect

Transmission/Market Impact

- Physics dictate coordination of generation and transmission
- Market dilutes coordination
- New market Issues
  - Generation outage timing
  - Transmission outage timing
  - Patchwork ownership
  - Incentive to build transmission
- Regional transmission organization

WSCC Transmission Ownership

Current Ownership

- Federal (BPA & WAPA)
- Other Public and Cooperatives
- Private

Share of Miles in WSCC
44% Public Power


32%
12%
56%



WSCC Transmission Plan
After Potential California Transfer to State

Proforma Ownership

- Federal (BPA & WAPA)
- Other Public and Cooperatives
- Private



Share of Miles in WSCC
60% Public Power


32%
40%
28%

EEI

Electricity and Gas Procurement Risk Management

Pinnacle West
Summer Electric Resources 2001



MW
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Options
Hedge
Long Term Purchases
Load + Reserves
Load
Gas/Oil
Coal / Nuclear
June 1
July
August
September 30
Hours

Pinnacle West
Summer Electric Resources 2002



MW
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Hedge
Long Term Purchases
Load + Reserves
Load
Gas/Oil
Coal / Nuclear
June 1
July
August
September 30
Hours

Natural Gas Supply 2001-2002



8
7
6
5
4
3
2
1
0
Projected
Gas Burn
J F M A M J J A S O N D J F M A M J J A S O N D
2001
2002
Options
Futures
Physical

APS Regulated Delivery

APS Regulated Delivery Strategies

- High-growth service territory
- Value to customers
  - Price competitiveness
  - Reliability
  - Excellent service
- Energy procurement risk management
- Regulated relationships

Superior Customer Growth


5%
4%
3%
2%
1%
0%
1995
1996
1997
1998
1999
2000
APS
3.7%
Electric Industry
0.8%

Arizona Regulatory Issues Update

- Court appeals status
- Competition and reliability
- California reaction
- Facility siting
- 50% competitive procurement in 2003
- Future purchased power adjustment clause
- 2003 rate filing

Pinnacle West
Well Positioned in High-Growth West

- Shaping ongoing market development
- Optimizing benefits of retail load
- Capturing wholesale market opportunities
- Managing procurement risks

Operations Review
Generation

Agenda

- Performance Highlights
- Growth Plan
- Construction Status
- Economics

Capacity Factor
Top Performers



Palo Verde
Percent
100
90
80
70
60
50
1990
1995
1999
2000
PNW
92.7
87.2
National Average
Coal Plants
Percent
100
90
80
70
60
50
1990
1995
1999
2000
PNW
83.1
70.0
National Average

Overall Baseload Production Cost Consistently Under the National Average



$/MWh
24
22
20
18
16
14
12
10
1995
1996
1997
1998
1999
2000
PNW
National Average

Generation Production Strengths

- Among largest generator in the West
- Production cost very competitive
- Nuclear production - 9 consecutive years top in the nation
- Long-term low cost coal contracts
- Plant reliability better than industry average
- Plants in compliance with CAA

Pinnacle West Region

- High growth area
- Plant located at major transmission hub
- Phoenix gas units ideal for cycling
- Multiple units provide economy of scale



Nevada
Utah
Colorado
Harry Allen
Navajo
Four Corners
Arizona
Cholla
New Mexico
Palo Verde
Ocotillo
Redhawk
W. Phoenix
Yucca
Saguaro
Douglas

New Generation Supply 2001

West Phoenix CC4	120 MW
West Phoenix Interim Units	99 MW
Saguaro Interim Units	99 MW
West Phoenix Steamer 4	33 MW
West Phoenix Steamer 6	63 MW
Uprates of Existing Units	127 MW
Total	541 MW

Generation Under Construction (3,326 MWs)

- Over 3,300 MW under construction
- Combined Cycle Plants favored over Simple Cycle
- West Phoenix and Redhawk plants were the first to break ground in the Phoenix area



Proposed Generation
(20,436 MWs)

- Wide disparity between reported new build and in construction
- Not all developers will succeed in building announced sites
  - Water and land
  - Inter-state transmission investment
  - Significant gas line expansion required



Pinnacle West
Generation Profile

Assets in Net MW	Today	2001	2002	2003	2004	2005	2006
Existing Assets							
Coal	1,712						
Gas & Oil	1,183						
Nuclear	1,087						
Solar & Hydro	6						
New Development							
West Phoenix 4		120					
Harry Allen		72					
Redhawk 1 & 2			1,000				
West Phoenix 5				530			
Redhawk 3 & 4						530	530
Cumulative Total	3,988	4,180	5,240	5,770	5,770	6,300	6,830

West Phoenix CC4
(120 MW)

- Startup testing - April 2001
- In service - June 2001
- Strengths:
  - Improves reliability of Phoenix load center
  - Smaller unit provides cycling capability and low heat rate



West Phoenix CC5
(530 MW)

- Contracts in place
- All equipment ordered
- Construction to begin Summer 2001
- In service - June 2003
- Strengths:
  - Improves reliability of Phoenix load center
  - Combined cycle provides high availability and low heat rate



Future Site
of
West Phx CC 5

Redhawk
(1,060 MW)

- Construction started - December 2000
- In Service
  - Unit 1: June 2002
  - Unit 2: July 2002
- Strengths:
  - First plant permitted in Maricopa County
  - Located at a major market delivery point
  - Combined cycle provides high availability and low heat rate



Gas Risk Management

Gas Storage Feasibility Project

- Stratigraphic Test – salt feasibility
- Brine disposal feasibility
- Determine market demand
- Confirm water source


3000 ft.
180 ft.
4000 ft.

Generation Assets Provide Low Cost Dispatch Diversity in the WSCC

- Palo Verde first nuke dispatched
- Coal plants favorably dispatched as baseload
- Older gas units are comparably low cost and highly flexible for Q3 load and cycling
- New combined-cycle units baseload dispatched



Variable Cost - Fuel & Var. O&M ($/MWH)
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
50,000
70,000
90,000
110,000
130,000
150,000
Cumulative Capacity (MW)
Hydro
Nuclear
Coal
Existing CC's
Steamers
Existing CT's
Redhawk
W. Phx 4 & 5

Favorable Generation Mix
2000


WSCC
PNW
Nuclear
Coal
Hydro
Gas/Oil/Other

Strategic Generation Portfolio Mix 2004


WSCC
PNW
Nuclear
Coal
Hydro
Gas/Oil/Other

PNW Generation Cost Favorable Compared to Competitors


$/MWh
50
40
30
20
10
0
PNW
Others
Fuel
High Gas
O&M
Other

Summary

- WSCC is a large and growing market
- Generation positioned to meet Southwest growing energy needs
- Generation maintains diverse resource mix
- Generation strategically located at a major transmission hubs
- Proven experience in WSCC

Operations Review

APS Energy Services
SunCor Development Company
El Dorado Investment Company

APS Energy Services
Overview

Financial Results

	2000	1999
Gross margin	$2.4 million	$50,000

Objectives

- Continue influencing development of competitive retail markets in the West
- Anticipate and adapt to changing markets faster than competitors
- Maintain agility to enter and exit markets
- Target profitable customers
- Grow revenues and earnings

SunCor Development Company
Summary



Revenue Components
($ Millions)
200
150
100
50
0
1996
2000
Home Sales
Land Sales
Commercial Property Management

Net Income
Year end 1996 = $ 2.5 million
Year end 2000 = $11.5 million

Total Assets
Year end 2000 = $456 million

Current Activities
Real estate development in southwestern U.S

Growth Opportunities
Select real estate projects

SunCor Development
Cumulative Increased Value to Parent


$ Millions
300
200
100
0
Estimated increase
in real estate market value *
Dividends to Parent
1995
1996
1997
1998
1999
2000

* Net of changes in debt

El Dorado Investment Company
Summary



High Tech Venture Capital Partnership
Technology Stock
Other Investments & Assets

$21 Million
December 31, 2000

Growth Opportunities

- Energy-related investments

Current Activities

- Harvesting venture capital portfolio as it matures

El Dorado Investment Company
Summary


High Tech Venture Capital Partnership
Technology Stock
Other Investments & Assets
High Tech Investments
Other Investments & Assets

$21 Million
December 31, 2000

Proforma

Pinnacle West
Accounting Issues

Other Comprehensive Income SFAS 130

- Entry made in January 2001 for cumulative effect of a change in accounting for anticipated gas purchase hedges
- Mark to market entries made for El Dorado investments available for sale

Accounting for Derivatives SFAS 133

- Entry recorded to earnings in January 2001 for cumulative effect of a change in accounting for derivative instruments
- Awaiting final guidance from FASB on certain electricity transactions

Financial Overview

Pinnacle West
Financial Report Card

✓ Profitability and Common Stock Measures

(dollars in millions, except per share amounts)	2000	CAGR*
Operating Revenues	$3,690	17.2%
Income from Continuing Operations	$ 302	8.6%
EPS (Continuing Operations)	$3.56	9.4%
Indicated Annual Dividend per Share at Year-End	$1.50	8.4%
Stock Price per Share	$47.63	10.6%

* Calculated as compound annual growth rate - 1995 to 2000

Electric Utilities
2000 Cash Flow Comparison



Per Share
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
($2.00)
PNW
Industry Average

Source: Bloomberg (March 19, 2001)

Pinnacle West
Financial Report Card

✓ Consolidated debt ratio*



60%
58%
56%
54%
52%
50%
60%
58%
57%
56%
56%
55%
1995
1996
1997
1998
1999
2000

* Adjusted for Palo Verde sale/leaseback

Pinnacle West
Financial Report Card

✓ Key Credit Ratios

	Actual 2000	Actual 1999
Pretax Interest Coverage*	3.3x	3.1x
Funds From Operations Interest Coverage*	4.0x	4.1x
EBITDA Interest Coverage	7.2x	6.5x
Funds From Operations/ Adjusted Average Total Debt*	23%	22%
Net Cash Flow % Capital Expenditures	79%	145%

* Includes adjustment for Palo Verde sale/leaseback

Pinnacle West
Financing Plans

- Internally generated cash
- Construction revolver
- Senior notes
- Tax exempt debt to be transferred from APS to Pinnacle West Energy

Pinnacle West
Financial Objectives

- Continue top-tier earnings and dividend growth
- Manage strong cash flow to support growth
- Maintain financial strength and flexibility
- Investment-grade credit ratings

Chairman's Comments

Pinnacle West
Summary

- Western Electric Markets
- Competition
- Regulation
- Risk Management
- Earnings Growth

Price Competitiveness in the West Pending Retail Price Changes


+33%
+21%
+24%
+32%
+4%
+17%
+19%
+5%
+40%
-1.5%
0%

Pinnacle West
Summary

- Western Electric Markets
- Competition
- Regulation
- Risk Management
- Earnings Growth

Pinnacle West
Top Tier EPS and Dividend Growth

1995 - 2000 For Electric Utilities That Paid Dividends in All Years


EPS Growth
20%
10%
0%
(10)%
(20)%
Top Quartile
PNW
(20)%
(10)%
0%
10%
20%
Dividend Growth

PINNACLE WEST
CAPITAL CORPORATION

Focused on Superior Sustainable Growth